UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-3578

Aquila Three Peaks High Income Fund
(Exact name of Registrant as specified in charter)

380 Madison Avenue
New York, New York 10017
(Address of principal executive offices)  (Zip code)

Joseph P. DiMaggio
380 Madison Avenue
New York, New York 10017
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 697-6666

Date of fiscal year end: 12/31/11

Date of reporting period: 12/31/11

FORM N-CSR

ITEM 1.  REPORTS TO STOCKHOLDERS.

Annual Report
December 31, 2011
Aquila Three Peaks High Income Fund

A fund designed for investors seeking high current income

Aquila Three Peaks High Income Fund “Guarded Optimism”

     February, 2012

Dear Fellow Shareholder:

     2011 was a year of heightened volatility as many of our concerns at the end of 2010 actually came to pass in some form or another. Our strategy of maintaining what we believe to be a relatively conservative profile within high yield proved to be prudent given the level of volatility. The year ended with signs of stability including better-than-expected economic data points during December and continued job creation throughout the fourth quarter. However, there remain several legacy issues the capital markets will have to contend with during 2012: possible contagion in the European region, U.S. financial stability, and high inflation in China. We are now less worried about a debt crisis in the Eurozone, as the focus has shifted toward a risk that the region may slip into a recession during 2012 and the effect that could have on the global economy. Significant budget deficits in the U.S. resulted in the federal debt ceiling being extended yet again, while concerns about financial stability domestically caused S&P to downgrade the long-term debt rating of the country. The upcoming election will likely bring important commentary as to potential solutions for improving the current fiscal situation. Lastly, China raised interest rates three times during 2011 in an attempt to combat inflation by slowing its economic growth. We believe the combination of slowing growth in China and the potential for recession in the European region could adversely impact global economic growth beyond current expectations.

     Looking into 2012, there will likely be multiple new concerns that the U.S. and global economies will encounter. First, there could potentially be a number of administrative changes in many countries throughout the world, including the U.S., which could have differing effects on investor sentiment and global confidence. The U.S. presidential election is expected to be a heated battle this year as dissension between the major parties has grown in recent years. Also, there are concerns related to many fiscal policy issues in the U.S., such as the Bush-era tax cuts and payroll tax relief, which are both set to expire in 2012, potentially increasing tax burdens on consumers in 2013. Additionally, we feel that an across-the-board cut to the federal budget to help combat a ballooning federal debt balance could prove to be a fiscal drag on the economy in the latter half of 2012 and into 2013. The long-term prospects for the Eurozone will also be closely watched during 2012; however, many strategists believe that the U.S. economy will continue to decouple from Europe throughout the first half of 2012. Despite the issues facing the U.S. and the world in 2012, the stabilizing economic data from the fourth quarter of 2011 has helped solidify the expectation by many economists that the U.S. economy can at least grow GDP by 2% in 2012, similar to 2011.

     Even though expected growth for 2012 is lower than we would have initially projected given the amount of fiscal and monetary stimulus thrown at the economy over the past few years, we believe it points to the underlying resiliency of the U.S. business environment in the face of weakness in Europe and uncertainty with regard to taxes and healthcare costs. Many companies in the U.S., including high yield and investment grade issuers, have taken the opportunity to strengthen their balance sheets over the past three years by extending debt maturities and lowering interest costs. Operating results for most

NOT A PART OF THE ANNUAL REPORT

corporations also continue to improve, which has led to high cash levels on the balance sheets of many companies. While volatility in the high yield market has the potential to remain elevated during 2012, a favorable yield and spread environment relative to historically-low Treasury and other fixed income yields should, in our view, provide a strong underpinning for inflows into the asset class. We continue to believe our relatively conservative approach and dedication to a sound research and investment philosophy within the high yield asset class will once again prove to be prudent as 2012 progresses. We seek to constantly monitor the credit risk and interest rate risk of every security in the portfolio and believe that our time-tested research process continues to uncover credit opportunities offering attractive risk/return scenarios in today’s uncertain landscape.

     We continue to place a heavy emphasis on stability in the investment selection process by highlighting industries and companies that have historically shown reasonable predictability in operating performance and which exhibit bondholder-friendly actions. We continue to avoid highly-cyclical industries, since the volatile operating trends inherent in these industries can be problematic when trying to support a balance sheet that includes debt. We continue to closely monitor the duration and maturity profile of the portfolio given that U.S. Treasury rates remain near historical lows. Should economic growth prove to be better than expected in the coming quarters or should an increased risk appetite in the capital markets prevail, we could see U.S. Treasury rates rise. We feel this scenario could be brought on by greater clarity with regard to the political and economic landscape both domestically and in Europe. Given the elevated volatility in these uncertain times, however, we will endeavor to continue to place a heavy emphasis on striving for a reasonably predictable and less volatile investment strategy within the high yield asset class.

     In our opinion, the capital markets will likely continue to experience heightened volatility throughout the next year. Europe seems to be the largest risk influencing how the capital markets will perform throughout the first half of the year, as there are still many unknowns regarding possible outcomes of the sovereign debt situation. In addition, it is expected that this region could have extremely low, if not negative, growth during 2012. In the U.S., investors continue to monitor the strength of the economic recovery, the strength of the consumer, the financial impact of persistently high unemployment, and the possibility of below-average growth for an extended period of time. Sentiment with regard to these important issues in the U.S. seems to be slowly improving as the markets receive more and more positive economic data points. As we have mentioned before, some of the risks to the U.S. economy include: an elevated price of oil, the potential for higher individual taxes, the potential for healthcare costs to shift to the consumer, continued weakness in housing, an elevated unemployment rate, and the political rhetoric surrounding the upcoming Presidential election and federal budgetary issues. These risks should be, in our view, partially offset by strong corporate balance sheets and continued stability in most companies’ operating performance, as well as continually low borrowing costs for companies and consumers with strong credit-quality. Signs of improvement in Europe may help propel job creation in the U.S., as it seems that some companies are still hesitant to hire given such a cloudy global economic landscape. Job growth would likely trickle down to generate better housing, manufacturing, and consumer data.

     With many economists and strategists expecting around 2% Gross Domestic Product (“GDP”) growth for the U.S. for 2012, we remain reasonably confident that high yield can continue to perform relatively well as companies remain cautious with regard to aggressive actions or increased debt burdens. Even in a slow growth environment, many companies continue to generate sufficient free cash flow that can be used to repay debt and further strengthen their balance sheets, which could lead to continued ratings upgrades for many companies in the high yield universe. That being said, those companies that have significant leverage could be pressured without robust economic growth, as debt burdens become too difficult to service. As a result, we remain cautious with regard to lower-rated and

NOT A PART OF THE ANNUAL REPORT

more cyclical companies, as we believe any falter in economic strength could impact the ability of these types of companies to support leverage and reduce debt. We continue to focus our efforts on seeking stability and predictability in the investment selection process given the uncertainties over the coming quarters and the potential for elevated volatility to persist.
     We continue to see what we term to be a number of underlying positives within the high yield market. Many high yield companies reported increasingly better results throughout 2010 and 2011. Also, with record new issuance over the last three years, most high yield companies have reduced interest costs by actively refinancing higher-coupon debt with new lower-coupon bonds. The amount of debt maturing between 2012 and 2015 has been significantly reduced over the past two years; this has provided a much larger maturity cushion than the high yield market faced in 2008. Additionally, the overall financial strength of many high yield companies has improved greatly over the last three years which provides a strong fundamental backdrop as we enter 2012. Key technical indicators of the high yield market, such as spreads, the default rate, and distressed debt levels, remain favorable in our eyes. Monthly mutual fund flows became more volatile during 2011 than the market had experienced during the previous two years and will need to be monitored closely throughout 2012, as the direction of flows could drive the market.

     In summary, we remain committed to our strong research process that not only includes detailed analysis of every credit owned in the portfolio, but also seeks to uncover new opportunities within the high yield universe. We continue to look for fiscally responsible management teams that are, in our view, fully committed to repaying debt and growing prudently. We will seek to maintain our discipline of minimizing volatility to the extent possible by generally avoiding bonds that appear to have equity-like characteristics as well as focusing in sectors we consider relatively stable and higher-quality in nature due to greater predictability of revenues and stability in cash flows. We will continue our efforts to balance potential risks to the economy and the high yield market with the opportunities we see presented within high yield bonds to construct a portfolio that we believe will have a very compelling risk/return profile.
     Thank you for your continued support and investment.

Sincerely,

Sandy R. Rufenacht Co-Portfolio Manager	Diana P. Herrmann President and Trustee

Performance data is based on past performance and does not guarantee future results. Current performance may be higher or lower. Data current to the most recent month end is available at 800-437-1020 or www.aquilafunds. com. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

NOT A PART OF THE ANNUAL REPORT

Aquila Three Peaks High Income Fund ANNUAL REPORT Management Discussion

     During 2011, capital markets experienced a heightened level of volatility and many of the concerns we felt late in 2010 actually came to pass in some form or another. In the volatile environment of 2011, our strategy of maintaining what we believe to be a relatively conservative profile within the high-yield corporate bond market proved effective.

     The year ended with signs of stability including better-than-expected economic data during December and continued job creation throughout the fourth quarter. Even so, the capital markets will have to contend with several major issues in 2012, including fiscal and economic difficulties in the European region and in the U.S., and efforts to curb inflation in China. The combination of decelerating growth in China and the potential for recession in the European region could , in our view, adversely impact global economic growth. The upcoming U.S. presidential campaigns will likely generate a wide variety of commentary on potential solutions to the current fiscal situation. In the face of these challenges, and those related to proposed tax and healthcare policy, the U.S. business environment has demonstrated underlying resiliency. Many companies in the U.S., including high-yield and investment grade issuers, have taken advantage of opportunities to strengthen their balance sheets over the past three years by extending debt maturities and lowering interest costs. Operating results for many corporations continue to improve, which has led to record-high cash levels on the balance sheets of many companies. While volatility in the high-yield market has the potential to remain elevated during 2012, we believe a favorable yield environment and historically low yield spreads between Treasuries and other fixed income securities should provide a strong underpinning for inflows to the high-yield asset class.

     In previous commentaries, we have mentioned trends in new debt issuance. For 2011, 22.1% of new issue proceeds were used for acquisition or leveraged buyout financing, which compares unfavorably to 15.6% of new issue proceeds used for similar purposes in 2010. For comparison, during 2007, a record high of 51.5% of new issue proceeds were used for such purposes. Refinancing activity, which accounted for the majority of new issue proceeds during 2011, continued to decline in comparison to prior recent quarters. For the year, 55.2% of new issue proceeds were used for refinancing activity, which compares favorably to the mere 35.2% of proceeds so used during 2007, although it is less than the 66.5% and 76.2% used for the same purpose in 2010 and 2009, respectively. The use of new issue proceeds is a factor that we watch closely in order to evaluate whether the market is becoming more aggressive.

     For the year, Aquila Three Peaks High Income Fund Class A shares posted a positive 5.20% total return, at Net Asset Value. The Fund performance for the year exceeded that of the high-yield

MANAGEMENT DISCUSSION (continued)

index as well as many equity indices. We were pleased with performance throughout the year, and with the fact that the Fund exhibited significantly less volatility than the Barclays Capital U.S. Corporate High-Yield Bond Index. Factors we have identified as contributing to Fund performance over the year included our security selection process, our tendency to focus on shorter-duration securities, and our hesitation to increase portfolio risk throughout the year.

     In our opinion, the capital markets will likely continue to experience heightened volatility throughout 2012. Europe appears to be the greatest risk potentially influencing performance of the capital markets in the first half of the year, as there are many possible outcomes to the sovereign debt situation. A number of risks potentially weigh on the U.S. economy, including oil prices, the potential for higher individual taxes, the potential for healthcare costs to shift to the consumer, continued weakness in housing, an elevated unemployment rate, federal budgetary disputes, and rhetoric involved in the upcoming Presidential election. We believe these risks should be partially offset by strong corporate balance sheets, continued stability in the operating performance of many companies, and continued low borrowing costs for companies and consumers with strong credit-quality. In the U.S., investors continue to monitor the strength of the economic recovery, the strength of the consumer, the financial impact of persistently high unemployment, and the possibility that below-average growth could continue for an extended period of time. Market sentiment seems to be slowly improving as more economic data becomes available.

Performance data represents past performance, but does not guarantee future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the data presented.

NOT FDIC INSURED – NO BANK GUARANTEE – MAY LOSE VALUE

PERFORMANCE REPORT

     The following graph illustrates the value of $10,000 invested in the Class Y shares of Aquila Three Peaks High Income Fund for the period June 8, 2006 (inception) through December 31, 2011 as compared with the Barclays Capital U.S. Corporate High-Yield Bond Index. The performance of each of the other classes is not shown in the graph but is included in the table below. It should be noted that the Barclays Capital U.S. Corporate High-Yield Bond Index does not include any operating expenses nor sales charges.
	Average Annual Total Return
	for periods ended December 31, 2011
			Since
Class and Inception Date	1 Year	5 Years	Inception
Class A (commenced operations on 6/01/06)
With Maximum Sales Charge	0.96%	4.08%	4.38%
Without Sales Charge	5.20	4.93	5.15
Class C (commenced operations on 6/08/06)
With CDSC	3.34	4.09	4.33
Without CDSC	4.37	4.09	4.33
Class I (commenced operations on 6/29/06)
No Sales Charge	5.23	4.97	5.34
Class Y (commenced operations on 6/01/06)
No Sales Charge	5.41	5.13	5.38
Barclays Capital U.S.
Corporate High-Yield Bond Index	4.98	7.54	8.22	(Class A & Y)
			8.24	(Class C)
			8.55	(Class I)

Total return figures shown for the Fund reflect any change in price and assume all distributions within the period were invested in additional shares. Returns for Class A shares are calculated with and without the effect of the initial 4% maximum sales charge. Returns for Class C shares are calculated with and without the effect of the 1% contingent deferred sales charge (CDSC) imposed on redemptions made within the first 12 months after purchase. Classes I and Y shares are sold without any sales charge. The rates of return will vary and the principal value of an investment will fluctuate with market conditions. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not predictive of future investment results.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of
Aquila Three Peaks High Income Fund:

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Aquila Three Peaks High Income Fund as of December 31, 2011 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Aquila Three Peaks High Income Fund as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 28, 2012

AQUILA THREE PEAKS HIGH INCOME FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2011

Principal
Amount	Corporate Bonds (94.4%)	Value

	Advertising Sales (1.0%)
	Lamar Media Corp.
$3,500,000	6.625%, 08/15/15	$3,570,000

	Aerospace/Defense-Equipment (0.6%)
	Alliant Tech, Inc.
2,000,000	6.75%, 04/01/16	2,050,000

	Apparel Manufacturers (4.1%)
	Hanesbrands, Inc.
7,600,000	8.000%, 12/15/16	8,265,000
	Levi Strauss & Co.
6,750,000	8.875%, 04/01/16	7,020,000
		15,285,000
	Broadcast Service/Programming (3.0%)
	Liberty Interactive LLC
10,750,000	5.700%, 05/15/13	11,085,938

	Cable/Satellite TV (6.2%)
	CCO Holdings LLC
6,000,000	7.250%, 10/30/17	6,322,500
	EchoStar DBS Corp.
13,700,000	6.625%, 10/01/14	14,624,750
2,050,000	7.125%, 02/01/16	2,208,875
		23,156,125

	Casino Hotels (5.4%)
	Ameristar Casinos, Inc.
1,500,000	7.500%, 04/15/21	1,545,000
	Las Vegas Sands Corp.
14,750,000	6.375%, 02/15/15	14,897,500
	Wynn Las Vegas
3,250,000	7.750%, 08/15/20	3,607,500
		20,050,000
	Coal (5.0%)
	Alpha Natural Resources
1,500,000	6.000%, 06/01/19	1,455,000

AQUILA THREE PEAKS HIGH INCOME FUND
SCHEDULE OF INVESTMENTS (continued)
DECEMBER 31, 2011

Principal
Amount	Corporate Bonds (continued)	Value

	Coal (continued)
	Arch Coal, Inc.
$1,000,000	7.250%, 10/01/20	$1,022,500
	Arch Western Finance, LLC
1,295,000	6.750%, 07/01/13	1,301,475
	Cloud Peak Energy Resources LLC
5,500,000	8.250%, 12/15/17	5,857,500
	CONSOL Energy, Inc.
3,250,000	8.000%, 04/01/17	3,558,750
	Peabody Energy Corp.
5,500,000	6.000%, 11/15/18 144A	5,610,000
		18,805,225
	Commercial Services (3.5%)
	Iron Mountain, Inc.
13,250,000	6.625%, 01/01/16	13,250,000

	Computer Services (1.8%)
	SunGard Data Systems, Inc.
6,500,000	10.250%, 08/15/15	6,735,625

	Consumer Products - Miscellaneous (0.9%)
	Jarden Corp.
3,000,000	8.000%, 05/01/16	3,240,000

	Containers - Metal/Glass (4.3%)
	Ball Corp.
3,300,000	7.125%, 09/01/16	3,588,750
3,950,000	6.625%, 03/15/18	4,048,750
	Owens-Brockway Glass Container, Inc.
4,250,000	7.375%, 05/15/16	4,653,750
	Silgan Holdings, Inc.
3,530,000	7.250%, 08/15/16	3,768,275
		16,059,525
	Containers - Paper/Plastic (3.4%)
	Graham Packaging Co., Inc.
8,000,000	9.875%, 10/15/14	8,130,000
	Graphic Packaging Holding Co.
4,000,000	9.500%, 06/15/17	4,380,000
		12,510,000

AQUILA THREE PEAKS HIGH INCOME FUND
SCHEDULE OF INVESTMENTS (continued)
DECEMBER 31, 2011

Principal
Amount	Corporate Bonds (continued)	Value

	Diverse Operations/Commercial Services (2.3%)
	Aramark Corp.
$8,500,000	8.500%, 02/01/15	$8,712,500

	Electronics - Military (0.2%)
	L-3 Comms Corp.
850,000	6.375%, 10/15/15	871,250

	Engines - Internal Combustion (0.2%)
	Briggs & Stratton
700,000	6.875%, 12/15/20	717,500

	Food - Canned (0.7%)
	Treehouse Foods, Inc.
2,400,000	7.750%, 03/01/18	2,598,000

	Food - Miscellaneous/Diversified (0.4%)
	Del Monte Corp.
1,500,000	7.625%, 02/15/19	1,440,000

	Food - Retail (1.0%)
	Ingles Markets, Inc.
1,500,000	8.875%, 05/15/17	1,623,750
	Stater Brothers Holdings, Inc.
2,000,000	7.750%, 04/15/15	2,052,500
		3,676,250
	Funeral Service & Related Items (2.8%)
	Service Corp. International
9,500,000	7.375%, 10/01/14	10,331,250

	Gambling - Non-Hotel (2.1%)
	Pinnacle Entertainment, Inc.
7,250,000	7.500%, 06/15/15	7,177,500
850,000	8.750%, 05/15/20	833,000
		8,010,500
	Hotels & Motels (0.8%)
	Gaylord Entertainment Co.
1,400,000	6.750%, 11/15/14	1,386,000
	Wyndham Worldwide Corp.
1,500,000	6.000%, 12/01/16	1,617,600
		3,003,600

AQUILA THREE PEAKS HIGH INCOME FUND
SCHEDULE OF INVESTMENTS (continued)
DECEMBER 31, 2011

Principal
Amount	Corporate Bonds (continued)	Value

	Machinery - Farm (1.7%)
	Case New Holland, Inc.
$6,000,000	7.750%, 09/01/13	$6,375,000

	Medical - Hospitals (4.4%)
	HCA, Inc.
16,000,000	6.750%, 07/15/13	16,520,000

	Medical Products (0.9%)
	Teleflex, Inc.
3,125,000	6.875%, 06/01/19	3,257,812

	Oil Company - Exploration & Production (12.9%)
	Berry Petroleum Co.
4,000,000	10.250%, 06/01/14	4,525,000
900,000	8.250%, 11/01/16	936,000
	Bill Barrett Corp.
7,500,000	9.875%, 07/15/16	8,250,000
	Cimarex Energy Co.
6,250,000	7.125%, 05/01/17	6,515,625
	Comstock Resources, Inc.
5,500,000	8.375%, 10/15/17	5,321,250
	Encore Acquisition Co.
2,750,000	9.500%, 05/01/16	3,031,875
	Forest Oil Corp.
1,750,000	7.250%, 06/15/19	1,785,000
	Denbury Resources, Inc.
4,500,000	9.750%, 03/01/16	4,961,250
	Penn Virginia Corp.
4,500,000	10.375%, 06/15/16	4,792,500
	WPX Energy
8,055,000	5.250%, 01/15/17 144A	8,095,275
		48,213,775
	Oil Field Services (0.2%)
	SESI LLC
850,000	6.375%, 05/01/19	864,875

AQUILA THREE PEAKS HIGH INCOME FUND
SCHEDULE OF INVESTMENTS (continued)
DECEMBER 31, 2011

Principal
Amount	Corporate Bonds (continued)	Value

	Pipelines (3.0%)
	Atlas Pipeline Partners L.P.
$3,250,000	8.750%, 06/15/18	$3,412,500
	Copano Energy LLC
6,500,000	7.750%, 06/01/18	6,760,000
	Markwest Energy Partners, L.P.
850,000	6.750%, 11/01/20	890,375
		11,062,875
	Private Corrections (2.0%)
	Corrections Corporation of America
6,100,000	6.250%, 03/15/13	6,100,000
1,500,000	6.750%, 01/31/14	1,500,000
		7,600,000
	Real Estate Investment Trust - Hotels (2.3%)
	Host Marriott, L.P.
8,500,000	6.750%, 06/01/16	8,733,750

	Rental - Auto/Equipment (0.4%)
	United Rentals (North America), Inc.
1,625,000	8.375%, 09/15/20	1,584,375

	Resorts/Theme Parks (1.0%)
	Vail Resorts, Inc.
3,500,000	6.500%, 05/01/19	3,570,000

	Retail - Restaurants (0.6%)
	Dineequity, Inc.
2,100,000	9.500%, 10/30/18	2,254,875

	Satellite Telecommunications (1.6%)
	GeoEye, Inc.
3,250,000	9.625%, 10/01/15	3,558,750
2,500,000	8.625%, 10/01/16	2,575,000
		6,133,750
	Telecom Services (1.1%)
	tw telecom holdings, inc.
3,750,000	8.000%, 03/01/18	3,993,750

AQUILA THREE PEAKS HIGH INCOME FUND
SCHEDULE OF INVESTMENTS (continued)
DECEMBER 31, 2011

Principal
Amount	Corporate Bonds (continued)		Value

	Telephone - Integrated (7.1%)
	Cincinnati Bell, Inc.
$1,500,000	8.250%, 10/15/17		$1,507,500
	Citizens Communications Co.
10,000,000	6.625%, 03/15/15		9,900,000
	Qwest Communications International, Inc.
13,000,000	7.500%, 02/15/14		13,049,075
	Windstream Corp.
2,000,000	7.750%, 10/15/20		2,067,500
			26,524,075
	Theaters (3.6%)
	AMC Entertainment, Inc.
7,500,000	8.000%, 03/01/14		7,406,250
1,750,000	8.750%, 06/01/19		1,811,250
	Regal Entertainment Group
4,000,000	9.125%, 08/15/18		4,290,000
			13,507,500
	Vitamins & Nutrition Products (0.4%)
	NBTY, Inc.
1,250,000	9.000%, 10/01/18		1,375,000

	Wireless Equipment (1.5%)
	Crown Castle International Corp.
5,250,000	9.000%, 01/15/15		5,689,687
	Total Investments (cost $345,885,357 - note 4)	94.4%	352,419,387
	Other assets less liabilities	5.6	21,001,752
	Net Assets	100.0%	$373,421,139

Note: 144A – Private placement subject to SEC rule 144A, which modifies a two-year holding period requirement to permit qualified institutional buyers to trade these securities among themselves, thereby significantly improving the liquidity of these securities.

AQUILA THREE PEAKS HIGH INCOME FUND
SCHEDULE OF INVESTMENTS (continued)
DECEMBER 31, 2011

Percent of
Portfolio Distribution	Investments
Advertising Sales	1.0%
Aerospace/Defense-Equipment	0.6
Apparel Manufacturers	4.3
Broadcast Service/Programming	3.2
Cable/Satellite TV	6.6
Casino Hotels	5.7
Coal	5.3
Commercial Services	3.8
Computer Services	1.9
Consumer Products - Miscellaneous	0.9
Containers - Metal/Glass	4.6
Containers - Paper/Plastic	3.6
Diverse Operations/Commercial Services	2.5
Electronics - Military	0.3
Engines - Internal Combustion	0.2
Food - Canned	0.7
Food - Miscellaneous/Diversified	0.4
Food - Retail	1.0
Funeral Service & Related Items	2.9
Gambling - Non-Hotel	2.3
Hotels & Motels	0.9
Machinery - Farm	1.8
Medical - Hospitals	4.7
Medical Products	0.9
Oil Company - Exploration & Production	13.7
Oil Field Services	0.2
Pipelines	3.1
Private Corrections	2.2
Real Estate Investment Trust - Hotels	2.5
Rental - Auto/Equipment	0.5
Resorts/Theme Parks	1.0
Retail - Restaurants	0.6
Satellite Telecommunications	1.7
Telecom Services	1.1
Telephone - Integrated	7.5
Theaters	3.8
Vitamins & Nutrition Products	0.4
Wireless Equipment	1.6
100.0%

See accompanying notes to financial statements.

AQUILA THREE PEAKS HIGH INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2011

ASSETS
Investments at value (cost $345,885,357)	$352,419,387
Cash	8,987,194
Interest receivable	6,775,605
Receivable for Fund shares sold	7,288,161
Other assets	15,776
Total assets	375,486,123
LIABILITIES
Dividends payable	1,411,743
Payable for Fund shares redeemed	381,110
Management fees payable	199,210
Distribution and service fees payable	5,006
Accrued expenses and other liabilities	67,915
Total liabilities	2,064,984
NET ASSETS	$373,421,139
Net Assets consist of:
Capital Stock - Authorized an unlimited number of shares, par value $0.01 per share	$418,206
Additional paid-in capital	364,441,078
Net unrealized appreciation on investments (note 4)	6,534,030
Undistributed net investment income	2,693
Accumulated net realized gain on investments	2,025,132
	$373,421,139
CLASS A
Net Assets	$56,343,340
Capital shares outstanding	6,312,134
Net asset value and redemption price per share	$8.93
Maximum offering price per share (100/96 of $8.93 adjusted to nearest cent)	$9.30
CLASS C
Net Assets	$31,907,230
Capital shares outstanding	3,574,511
Net asset value and offering price per share	$8.93
Redemption price per share (* a charge of 1% is imposed on the redemption proceeds of the shares, or on the original price, whichever is lower, if redeemed
during the first 12 months after purchase)	$8.93	*
CLASS I
Net Assets	$110,957,972
Capital shares outstanding	12,423,532
Net asset value, offering and redemption price per share	$8.93
CLASS Y
Net Assets	$174,212,597
Capital shares outstanding	19,510,422
Net asset value, offering and redemption price per share	$8.93

See accompanying notes to financial statements.

AQUILA THREE PEAKS HIGH INCOME FUND
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2011

Investment Income:

Interest income		$21,830,399

Expenses:

Management fees (note 3)	$2,161,800
Distribution and service fees (note 3)	555,774
Transfer and shareholder servicing agent fees (note 3)	423,793
Trustees’ fees and expenses	122,502
Legal fees (note 3)	75,909
Registration fees and dues	63,168
Fund accounting fees	50,594
Shareholders’ reports	38,393
Custodian fees (note 7)	30,412
Auditing and tax fees	22,500
Insurance	14,199
Chief compliance officer services (note 3)	4,336
Miscellaneous	31,435
Total expenses	3,594,815

Expenses paid indirectly (note 7)	(965)
Net expenses		3,593,850
Net investment income		18,236,549

Realized and Unrealized Gain (Loss) on Investments:

Net realized gain (loss) from securities transactions	4,941,131
Change in unrealized appreciation on investments	(5,819,268)

Net realized and unrealized gain (loss) on investments		(878,137)
Net change in net assets resulting from operations		$17,358,412

See accompanying notes to financial statements.

AQUILA THREE PEAKS HIGH INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2011	December 31, 2010
OPERATIONS:
Net investment income	$18,236,549	$17,554,006
Net realized gain (loss) from securities transactions	4,941,131	6,595,670
Change in unrealized appreciation on investments	(5,819,268)	2,855,916
Change in net assets resulting from operations	17,358,412	27,005,592

DISTRIBUTIONS TO SHAREHOLDERS:
Class A Shares:
Net investment income	(2,890,056)	(2,869,658)
Net realized gain on investments	(532,640)	(1,312,101)

Class C Shares:
Net investment income	(1,484,411)	(1,529,003)
Net realized gain on investments	(302,124)	(854,520)

Class I Shares:
Net investment income	(5,150,792)	(5,002,151)
Net realized gain on investments	(1,047,958)	(2,339,282)

Class Y Shares:
Net investment income	(8,708,597)	(8,154,222)
Net realized gain on investments	(1,646,700)	(3,774,756)
Change in net assets from distributions	(21,763,278)	(25,835,693)

CAPITAL SHARE TRANSACTIONS (note 5):
Proceeds from shares sold	148,829,742	123,275,900
Short-term trading redemption fees	12,583	11,464
Reinvested dividends and distributions	15,313,035	19,080,893
Cost of shares redeemed	(106,761,874)	(93,228,340)
Change in net assets from capital share transactions	57,393,486	49,139,917
Change in net assets	52,988,620	50,309,816

NET ASSETS:
Beginning of period	320,432,519	270,122,703
End of period*	$373,421,139	$320,432,519
*Including undistributed net investment income of:	$2,693	$–

See accompanying notes to financial statements.

AQUILA THREE PEAKS HIGH INCOME FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2011

1. Organization

     Aquila Three Peaks High Income Fund (the “Fund”) is an open-end investment company, which is organized as a Massachusetts business trust. The Fund is a diversified portfolio and on June 1, 2006 began its current investment operations to obtain high current income with capital appreciation as a secondary objective when consistent with its primary objective. The Fund is authorized to issue an unlimited number of shares and offers four classes of shares, Class A, Class C, Class I and Class Y Shares. Class A Shares are sold at net asset value plus a sales charge of varying size (depending upon a variety of factors) paid at the time of purchase and bear a distribution fee. Class C Shares are sold at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years thereafter. Class C Shares automatically convert to Class A Shares after six years. Class Y Shares are sold only through institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity, and are not offered directly to retail customers. Class Y Shares are sold at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge (“CDSC”) and no distribution fee. Class I Shares are offered and sold only through financial intermediaries and are not offered directly to retail customers. Class I Shares are sold at net asset value with no sales charge and no redemption fee or CDSC, although a financial intermediary may charge a fee for effecting a purchase or other transaction on behalf of its customers. Class I Shares carry a distribution and a service fee. All classes of shares represent interests in the same portfolio of investments and are identical as to rights and privileges but differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

a)
Portfolio valuation: Securities which have remaining maturities of more than 60 days are valued each business day based upon information provided by a nationally prominent independent pricing service and periodically verified through other pricing services. In the case of securities for which market quotations are readily available, securities are valued at the bid price. If a market quotation or a valuation from the pricing service is not readily available, the security is valued at fair value determined in good faith under procedures established by and under the general supervision of the Board of Trustees. Securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase is 60 days or less, or by amortizing their unrealized appreciation or depreciation on the 61st day prior to maturity, if their term to maturity at purchase exceeds 60 days.

b)
Fair Value Measurements: The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

AQUILA THREE PEAKS HIGH INCOME FUND
NOTES TO FINANCIAL STATEMENTS (continued)
DECEMBER 31, 2011

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the valuation inputs, representing 100% of the Fund’s investments, used to value the Fund’s net assets as of December 31, 2011:

Valuation Inputs	Investments in Securities
Level 1 – Quoted Prices	$—
Level 2 – Other Significant Observable Inputs –
Corporate Obligations*	352,419,387
Level 3 – Significant Unobservable Inputs	—
Total	$352,419,387

* See schedule of investments for a detailed listing of securities.

c)
Subsequent events: In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date these financial statements were issued.

d)
Securities transactions and related investment income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Interest income is recorded daily on the accrual basis and is adjusted for amortization of premium and accretion of original issue and market discount.

e)
Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Fund intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

Management has reviewed the tax positions for each of the open tax years (2008-2010) or expected to be taken in the Fund’s 2011 tax returns and has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements.

f)
Multiple class allocations: All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based on the relative net assets of

AQUILA THREE PEAKS HIGH INCOME FUND
NOTES TO FINANCIAL STATEMENTS (continued)
DECEMBER 31, 2011

each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are also charged directly to such class on a daily basis.

g)
Use of estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

h)
Accounting pronouncements: In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04, “Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”). ASU No. 2011-04 clarifies existing requirements for measuring fair value and for disclosure about fair value measurements in converged guidance of the FASB and the International Accounting Standards Board. The amendments are effective during interim and annual periods beginning after December 15, 2011.

In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.

Management is currently evaluating the impact these updates and amendments may have on the Fund’s financial statements.

3. Fees and Related Party Transactions

a) Management Arrangements:

     Aquila Investment Management LLC (the “Manager”), a wholly-owned subsidiary of Aquila Management Corporation, the Fund’s founder and sponsor, serves as the Manager for the Fund under an Advisory and Administration Agreement with the Fund. The portfolio management of the Fund has been delegated to a Sub-Adviser as described below. Under the Advisory and Administrative Agreement, the Manager provides all administrative services to the Fund, other than those relating to the day-to-day portfolio management. The Manager’s services include providing the office of the Fund and all related services as well as overseeing the activities of the Sub-Adviser and all the various support organizations to the Fund such as the shareholder servicing agent, custodian, legal counsel, fund accounting agent, pricing agent, auditors and distributor. For its services, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.65 of 1% of the Fund’s net assets.

AQUILA THREE PEAKS HIGH INCOME FUND
NOTES TO FINANCIAL STATEMENTS (continued)
DECEMBER 31, 2011

     Three Peaks Capital Management, LLC (the “Sub-Adviser”) serves as the Investment Sub-Adviser for the Fund under a Sub-Advisory Agreement between the Manager and the Sub-Adviser. Under this agreement, the Sub-Adviser continuously provides, subject to oversight of the Manager and the Board of Trustees of the Fund, the investment program of the Fund and the composition of its portfolio and arranges for the purchases and sales of portfolio securities. For its services, the Sub-Adviser is entitled to receive a fee from the Manager which is payable monthly and computed as of the close of business each day at the annual rate of 0.45% on the first $100 million of net assets, 0.40% on the next $150 million of net assets and 0.35% on net assets above $250 million.

     The Manager had contractually undertaken to waive fees and/or reimburse Fund expenses during the period January 1, 2010 through April 30, 2011 so that total Fund expenses would not exceed 1.15% for Class A Shares, 1.95% for Class C Shares, 1.22% for Class I Shares and 0.95% for Class Y Shares. There were no fee waivers or reimbursements required during that period. Fee waivers in 2009 of $305,154 may be recovered by the Manager from the Fund prior to December 31, 2012 to the extent that the net unreimbursed Total Annual Fund Operating Expenses do not exceed any contractual limitations.

     Under a Compliance Agreement with the Manager, the Manager is compensated for Chief Compliance Officer related services provided to enable the Fund to comply with Rule 38a-1 of the Investment Company Act of 1940.

     Specific details as to the nature and extent of the services provided by the Manager and the Sub-Adviser are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

b) Distribution and Service Fees:

     The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 (the “Rule”) under the Investment Company Act of 1940. Under one part of the Plan, with respect to Class A Shares, the Fund is authorized to make distribution fee payments to broker-dealers or others (“Qualified Recipients”) selected by Aquila Distributors, Inc. (the “Distributor”), including, but not limited to, any principal underwriter of the Fund, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Fund’s shares or servicing of shareholder accounts. The Fund makes payment of this distribution fee at the annual rate of 0.20% of the Fund’s average net assets represented by Class A Shares. For the year ended December 31, 2011, distribution fees on Class A Shares amounted to $105,824, of which the Distributor retained $4,922.

     Under another part of the Plan, the Fund is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Fund’s Class C shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Fund’s net assets represented by Class C Shares and for the year ended December 31, 2011, amounted to $238,318. In addition, under a Shareholder Services Plan, the Fund is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the

AQUILA THREE PEAKS HIGH INCOME FUND
NOTES TO FINANCIAL STATEMENTS (continued)
DECEMBER 31, 2011

Fund’s net assets represented by Class C Shares and for the year ended December 31, 2011, amounted to $79,439. The total of these payments made with respect to Class C Shares amounted to $317,757, of which the Distributor retained $64,015.

     Under another part of the Plan, the Fund is authorized to make payments with respect to Class I Shares to Qualified Recipients. Class I payments, under the Plan, may not exceed, for any fiscal year of the Fund a rate of more than 0.25% of the average annual net assets represented by the Class I Shares. In addition, the Fund has a Shareholder Services Plan under which it may pay service fees of not more than 0.25% of the average annual net assets of the Fund represented by Class I Shares. That is, the total payments under both plans will not exceed 0.50% of such net assets. For the year ended December 31, 2011, these payments were made at the average annual rate of 0.29% (0.14% under the Distribution Plan and 0.15% under the Shareholder Services Plan) of such net assets and amounted to $273,387 of which $132,193 related to the Plan and $141,194 related to the Shareholder Services Plan.

     Specific details about the Plans are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

     Under a Distribution Agreement, the Distributor serves as the exclusive distributor of the Fund’s shares. Through agreements between the Distributor and various brokerage and advisory firms (“intermediaries”), the Fund’s shares are sold primarily through these intermediaries with the bulk of any sales commissions inuring to such intermediaries. For the year ended December 31, 2011, total commissions on sales of Class A Shares amounted to $178,464 of which the Distributor received $36,023.

c) Other Related Party Transactions

     On June 1, 2011, Bingham McCutchen LLP replaced Butzel Long PC (“Butzel”) as counsel to the Fund. During the period January 1, 2011 to May 31, 2011, the Fund incurred $45,445 of legal fees allocable to Butzel for legal services in conjunction with the Fund’s ongoing operations. During this period, the Fund’s former Secretary was Of Counsel to Butzel.

4. Purchases and Sales of Securities

     During the year ended December 31, 2011, purchases of securities and proceeds from the sales of securities aggregated $273,350,521 and $209,847,473, respectively.

     At December 31, 2011, the aggregate tax cost for all securities was $345,885,357. At December 31, 2011, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $7,730,509 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $1,196,479 for a net unrealized appreciation of $6,534,030.

AQUILA THREE PEAKS HIGH INCOME FUND
NOTES TO FINANCIAL STATEMENTS (continued)
DECEMBER 31, 2011

5. Capital Share Transactions

a) Transactions in Capital Shares of the Fund were as follows:

	Year Ended			Year Ended
	December 31, 2011			December 31, 2010
	Shares	Amount		Shares	Amount
Class A Shares:
Proceeds from shares sold	2,202,489	$19,816,483		1,777,189	$16,244,226
Reinvested distributions	242,068	2,181,905		289,557	2,630,350
Cost of shares redeemed	(1,722,572)	(15,565,826)		(1,317,085)	(12,062,276)
Net change	721,985	6,432,562		749,661	6,812,300
Class C Shares:
Proceeds from shares sold	974,779	8,786,287		1,352,258	12,345,100
Reinvested distributions	91,452	824,053		112,670	1,023,270
Cost of shares redeemed	(1,116,221)	(10,118,750)		(699,958)	(6,397,209)
Net change	(49,990)	(508,410)		764,970	6,971,161
Class I Shares:
Proceeds from shares sold	5,218,154	47,035,929		3,267,326	29,680,763
Reinvested distributions	637,280	5,748,075		770,705	7,008,843
Cost of shares redeemed	(3,475,875)	(31,551,228	)(a)	(2,448,798)	(22,305,340	)(a)
Net change	2,379,559	21,232,776		1,589,233	14,384,266
Class Y Shares:
Proceeds from shares sold	8,111,176	73,191,043		7,125,893	65,005,811
Reinvested distributions	726,993	6,559,002		926,011	8,418,430
Cost of shares redeemed	(5,480,108)	(49,513,487	)(b)	(5,746,626)	(52,452,051	)(b)
Net change	3,358,061	30,236,558		2,305,278	20,972,190
Total transactions in Fund
shares	6,409,615	$57,393,486		5,409,142	$49,139,917

(a) Net of short-term trading redemption fees of $792 and $1,869, for 2011 and 2010, respectively. (See note 5b)
(b) Net of short-term trading redemption fees of $11,791 and $9,595, for 2011 and 2010, respectively. (See note 5b)

b)
Short-Term Trading Redemption Fee: The Fund and the Distributor may reject any order for the purchase of shares, on a temporary or permanent basis, from investors exhibiting a pattern of frequent or short-term trading in Fund shares. In addition, the Fund imposes a redemption fee of 1.00% of the shares’ redemption value on any redemption of Class A Shares on which a sales charge is not imposed or of Class I and Class Y Shares, if the redemption occurs within 90 days of purchase. The fee is paid to the Fund and is designed

AQUILA THREE PEAKS HIGH INCOME FUND
NOTES TO FINANCIAL STATEMENTS (continued)
DECEMBER 31, 2011

to offset the costs to the Fund caused by short-term trading in Fund shares. The Fund retains the fee charged as paid-in capital which becomes part of the Fund’s daily net asset value (NAV) calculation. The fee does not apply to shares sold under an Automatic Withdrawal Plan, or sold due to the shareholder’s death or disability. For the year ended December 31, 2011, fees collected did not have a material effect on the financial highlights.

6. Portfolio Orientation

     The Fund may invest up to 100% in high-yield/high-risk bonds, also known as “junk bonds.” High-yield/high-risk bonds may be especially sensitive to economic changes, political changes, or adverse developments specific to the company that issued the bond. These bonds generally have a greater credit risk than other types of fixed-income securities. Because of these factors, the performance and net asset value of the Fund may vary significantly, depending upon its holdings of high-yield/high-risk bonds.

7. Expenses

     The Fund has negotiated an expense offset arrangement with its custodian, wherein it receives credit toward the reduction of custodian fees and other Fund expenses whenever there are uninvested cash balances. The Statement of Operations reflects the total expenses before any offset, the amount of offset and the net expenses.

8. Securities Traded on a When-Issued Basis

     The Fund may purchase or sell securities on a when-issued basis. When-issued transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. Beginning on the date the Fund enters into a when-issued transaction, cash or other liquid securities are segregated in an amount equal to or greater than the amount of the when-issued transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

9. Income Tax Information and Distributions

     The Fund declares dividends daily from net investment income and makes payments monthly. Net realized capital gains, if any, are distributed annually and are taxable. These distributions are paid in additional shares at the net asset value per share, in cash, or in a combination of both, at the shareholder’s option. Dividends from net investment income and distributions from realized gains from investment transactions are determined in accordance with Federal income tax regulations, which may differ from investment income and realized gains determined under generally accepted accounting principles. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and

AQUILA THREE PEAKS HIGH INCOME FUND
NOTES TO FINANCIAL STATEMENTS (continued)
DECEMBER 31, 2011

distributions which exceed net investment income and net realized capital gains for financial reporting purposes, but not for tax purposes, are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions from paid-in capital.

The tax character of distributions:

	Year Ended	Year Ended
	December 31, 2011	December 31, 2010
Ordinary income	$19,018,448	$23,068,573
Long term capital gains	2,744,830	2,767,120
	$21,763,278	$25,835,693

As of December 31, 2011, the components of distributable earnings on a tax basis were as follows:

Ordinary income*	$94,083
Accumulated net realized gain on investments	1,933,742
Unrealized appreciation	6,534,030
$8,561,855

* Ordinary income may include short-term capital gains that were reclassified in accordance with Federal income tax regulations.

AQUILA THREE PEAKS HIGH INCOME FUND
FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Class A										Class C
	Year Ended December 31,										Year Ended December 31,
	2011		2010		2009		2008		2007		2011		2010		2009		2008		2007
Net asset value, beginning of period	$9.05		$9.00		$7.71		$9.84		$10.10		$9.05		$9.00		$7.71		$9.84		$10.10
Income (loss) from investment operations:
Net investment income(1)	0.49		0.55		0.64		0.65		0.63		0.42		0.47		0.57		0.57		0.55
Net gain (loss) on securities (both realized and unrealized)	(0.03)		0.29		1.30		(2.13)		(0.24)		(0.03)		0.29		1.30		(2.12)		(0.24)
Total from investment operations	0.46		0.84		1.94		(1.48)		0.39		0.39		0.76		1.87		(1.55)		0.31
Less distributions:
Dividends from net investment income	(0.49)		(0.55)		(0.65)		(0.65)		(0.63)		(0.42)		(0.47)		(0.58)		(0.58)		(0.55)
Distributions from capital gains	(0.09)		(0.24)		–		–		(0.02)		(0.09)		(0.24)		–		–		(0.02)
Total distributions	(0.58)		(0.79)		(0.65)		(0.65)		(0.65)		(0.51)		(0.71)		(0.58)		(0.58)		(0.57)
Net asset value, end of period	$8.93		$9.05		$9.00		$7.71		$9.84		$8.93		$9.05		$9.00		$7.71		$9.84
Total return	5.20	%(2)	9.60	%(2)	25.92	%(2)	(15.72	)%(2)	3.95	%(2)	4.37	%(3)	8.73	%(3)	24.91	%(3)	(16.41	)%(3)	3.11	%(3)
Ratios/supplemental data
Net assets, end of period (in millions)	$56		$51		$44		$16		$12		$32		$33		$26		$7		$4
Ratio of expenses to average net assets	1.10	%(4)	1.12	%(4)	1.00%		1.16%		1.15%		1.91	%(4)	1.92	%(4)	1.80%		1.96%		1.95%
Ratio of net investment income to average net assets	5.46	%(4)	5.99	%(4)	7.43%		7.05%		6.15%		4.67	%(4)	5.16	%(4)	6.56%		6.28%		5.35%
Portfolio turnover rate	67%		72%		155%		66%		157%		67%		72%		155%		66%		157%

The expense and net investment income ratios without the effect of the waiver of a portion of the management fee were (note 3):

Ratio of expenses to average net assets	1.10	%(4)	1.12	%(4)	1.17%		1.62%		2.54%		1.91	%(4)	1.92	%(4)	1.96%		2.39%		3.31%
Ratio of net investment income to average net assets	5.46	%(4)	5.99	%(4)	7.26%		6.59%		4.76%		4.67	%(4)	5.16	%(4)	6.40%		5.84%		3.99%

The expense ratios after giving effect to waiver of fees, expense reimbursement and expense offset for uninvested cash balances were (note 3):

Ratio of expenses to average net assets	1.10	%(4)	1.12	%(4)	1.00%		1.00%		1.00%		1.91	%(4)	1.92	%(4)	1.80%		1.80%		1.80%
________________
(1) Per share amounts have been calculated using the daily average shares method.
(2) Not reflecting sales charge.
(3) Not reflecting CDSC.
(4) No reduction in the management fee was required during the period, contractual or otherwise.

See accompanying notes to financial statements.

AQUILA THREE PEAKS HIGH INCOME FUND
FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class I							Class Y
	Year Ended December 31,							Year Ended December 31,
	2011		2010		2009	2008	2007	2011		2010		2009	2008	2007
Net asset value, beginning of period	$9.05		$9.01		$7.72	$9.84	$10.10	$9.05		$9.00		$7.71	$9.84	$10.10
Income (loss) from investment operations:
Net investment income(1)	0.50		0.55		0.64	0.67	0.64	0.51		0.57		0.66	0.67	0.65
Net gain (loss) on securities (both realized and unrealized)	(0.03)		0.28		1.31	(2.14)	(0.24)	(0.03)		0.29		1.30	(2.13)	(0.24)
Total from investment operations	0.47		0.83		1.95	(1.47)	0.40	0.48		0.86		1.96	(1.46)	0.41
Less distributions:
Dividends from net investment income	(0.50)		(0.55)		(0.66)	(0.65)	(0.64)	(0.51)		(0.57)		(0.67)	(0.67)	(0.65)
Distributions from capital gains	(0.09)		(0.24)		–	–	(0.02)	(0.09)		(0.24)		–	–	(0.02)
Total distributions	(0.59)		(0.79)		(0.66)	(0.65)	(0.66)	(0.60)		(0.81)		(0.67)	(0.67)	(0.67)
Net asset value, end of period	$8.93		$9.05		$9.01	$7.72	$9.84	$8.93		$9.05		$9.00	$7.71	$9.84
Total return	5.23%		9.51%		25.96%	(15.58)%	4.03%	5.41%		9.81%		26.15%	(15.56)%	4.16%
Ratios/supplemental data
Net assets, end of period (in millions)	$111		$91		$76	$31	$4	$174		$146		$125	$25	$11
Ratio of expenses to average net assets	1.08	%(2)	1.09	%(2)	0.95%	1.07%	1.10%	0.90	%(2)	0.92	%(2)	0.80%	0.96%	0.95%
Ratio of net investment income to average net assets	5.47	%(2)	6.01	%(2)	7.48%	8.03%	6.24%	5.66	%(2)	6.19	%(2)	7.58%	7.39%	6.40%
Portfolio turnover rate	67%		72%		155%	66%	157%	67%		72%		155%	66%	157%

The expense and net investment income ratios without the effect of the waiver of a portion of the management fee were (note 3):

Ratio of expenses to average net assets	1.08	%(2)	1.09	%(2)	1.11%	1.34%	2.70%	0.90	%(2)	0.92	%(2)	0.97%	1.38%	2.26%
Ratio of net investment income to average net assets	5.47	%(2)	6.01	%(2)	7.32%	7.76%	4.63%	5.66	%(2)	6.19	%(2)	7.42%	6.96%	5.08%

The expense ratios after giving effect to waiver of fees, expense reimbursement and expense offset for uninvested cash balances were (note 3):

Ratio of expenses to average net assets	1.08	%(2)	1.09	%(2)	0.94%	0.93%	0.93%	0.90	%(2)	0.92	%(2)	0.80%	0.80%	0.80%
________________
(1) Per share amounts have been calculated using the daily average shares method.
(2) No reduction in the management fee was required during the period, contractual or otherwise.

See accompanying notes to financial statements.

Additional Information (unaudited)

Trustees(1)
and Officers
Number of
	Positions		Portfolios
	Held with		in Fund
Name,	Fund and	Principal	Complex(4)	Other Directorships
Address(2)	Length of	Occupation(s)	Overseen	Held by Trustee
and Date of Birth	Service(3)	During Past 5 Years	by Trustee	During Past 5 Years

Interested Trustee(5)

Diana P. Herrmann New York, NY (02/25/58)	Chair of the Board of Trustees and President since 2006
Vice Chair and Chief Executive Officer of Aquila Management Corporation, Founder of the Aquila Group of Funds(6) and parent of Aquila Investment Management LLC, Manager, since 2004, President since 1997, Chief Operating Officer, 1997-2008, a Director since 1984, Secretary since 1986 and previously its Executive Vice President, Senior Vice President or Vice President, 1986-1997; Chief Executive Officer and Vice Chair since 2004, President and Manager since 2003, and Chief Operating Officer (2003-2008), of the Manager; Chair, Vice Chair, President, Executive Vice President and/or Senior Vice President of funds in the Aquila Group of Funds since 1986; Director of the Distributor since 1997; Governor, Investment Company Institute (the trade organization for the U.S. mutual fund industry dedicated to protecting shareholder interests and educating the public about investing) for various periods since 2004, and head of its Small Funds Committee, 2004-2009; active in charitable and volunteer organizations.
			12	ICI Mutual Insurance Company, a Risk Retention Group (2006-2009 and since 2010)

Non-interested Trustees

John M. Burlingame Wilmette, IL (04/23/55)	Trustee since 2006	Global Head – Residential Development, Hyatt Hotels Corporation, since 2009, responsible for whole ownership and vacation ownership components of Hyatt branded mixed-use projects and stand-alone projects; Executive Vice President, Hyatt Vacation Ownership (including resort management, homeowner’s association management, sales and marketing, development and consumer financing), 1994 – 2009; prior to 1994 involved in all phases of hotel development for Hyatt.	1	American Resort Development Association

Number of
	Positions		Portfolios
	Held with		in Fund
Name,	Fund and	Principal	Complex(4)	Other Directorships
Address(2)	Length of	Occupation(s)	Overseen	Held by Trustee
and Date of Birth	Service(3)	During Past 5 Years	by Trustee	During Past 5 Years

Theodore T. Mason Hastings-on-Hudson, NY (11/24/35)	Trustee since 2006
Executive Director, East Wind Power Partners LTD since 1994 and Louisiana Power Partners, 1999-2003; Assistant Treasurer, Fort Schuyler Maritime Alumni Association, Inc., successor to Alumni Association of SUNY Maritime College, since 2010 (Treasurer, 2004-2009, President, 2002-2003, First Vice President, 2000-2001, Second Vice President, 1998-2000) and director of the same organization since 1997; Director, STCM Management Company, Inc., 1973-2004; twice national officer of Association of the United States Navy (formerly Naval Reserve Association), Commanding Officer of four naval reserve units and Captain, USNR (Ret); director, The Navy League of the United States New York Council since 2002; trustee, The Maritime Industry Museum at Fort Schuyler, 2000-2004; and Fort Schuyler Maritime Foundation, Inc., successor to the Maritime College at Fort Schuyler Foundation, Inc., since 2000.
7
Trustee Emeritus, Churchill Tax-Free Fund of Kentucky since 2011; Trustee, 1987-2011; Trustee Emeritus, Narragansett Insured Tax-Free Income Fund since 2011; Trustee, 2009-2011; Formerly Trustee, Premier VIT

Glenn P. O’Flaherty Denver, CO (08/03/58)	Lead Independent Trustee since 2012; Trustee since 2006	Chief Financial Officer and Chief Operating Officer of Lizard Investors, LLC, February-December 2008; Co-Founder, Chief Financial Officer and Chief Compliance Officer of Three Peaks Capital Management, LLC, 2003-2005; Vice President –Investment Accounting, Global Trading and Trade Operations, Janus Capital Corporation, and Chief Financial Officer and Treasurer, Janus Funds, 1991-2002.	3	Trustee of Cash Assets Trust 2009-2012

Number of
	Positions		Portfolios
	Held with		in Fund
Name,	Fund and	Principal	Complex(4)	Other Directorships
Address(2)	Length of	Occupation(s)	Overseen	Held by Trustee
and Date of Birth	Service(3)	During Past 5 Years	by Trustee	During Past 5 Years

Russell K. Okata Honolulu, HI (03/22/44)	Trustee since 2007	Executive Director, Hawaii Government Employees Association AFSCME Local 152, AFL-CIO 1981-2007; International Vice President, American Federation of State, County and Municipal Employees, AFL-CIO 1981-2007; Hawaii Democratic Party National Committeeman; director of various civic and charitable organizations.	5	Hawaii Client Services (part of Hawaii Dental Services Group); formerly Trustee, Pacific Capital Funds®; past Chair of the Royal State Group (insurance).

John J. Partridge Providence, RI (05/05/40)	Trustee since 2006	Founding Partner, Partridge Snow & Hahn LLP, a law firm, Providence, Rhode Island, since 1988, Senior Counsel, since January 1, 2007; Assistant Secretary –Advisor to the Board, Narragansett Insured Tax-Free Income Fund, 2005-2008, Trustee 2002-2005; director or trustee of various educational, civic and charitable organizations, including Ocean State Charities Trust, Memorial Hospital of Rhode Island, and The Pawtucket Foundation.	5	None

     The specific experience, qualifications, attributes or skills that led to the conclusion that these persons should serve as Trustees of the Fund at this time in light of the Fund’s business and structure, in addition to those listed above, were as follows.

Diana P. Herrmann:	Over 25 years of experience in mutual fund management.

John M. Burlingame	Knowledgeable about financial management.

Theodore T. Mason	Extensive financial and management experience; knowledgeable about operation and management of mutual funds.

Glenn P. O’Flaherty	Knowledgeable about financial markets and operation of mutual funds.

Russell K. Okata	Knowledgeable about public finance.

John J. Partridge	Lawyer, knowledgeable about finance and corporate governance.

     References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the Securities and Exchange Commission (the “SEC”), do not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Positions
Held with
Name,	Fund and
Address(2)	Length of
and Date of Birth	Service(3)	Principal Occupation(s) During Past 5 Years

Chairman Emeritus(7)

Lacy B. Herrmann New York, NY (05/12/29)	Founder and Chairman Emeritus since 2006
Founder and Chairman of the Board, Aquila Management Corporation, the sponsoring organization and parent of the Manager or Administrator and/or Adviser to each fund of the Aquila Group of Funds; Chairman of the Manager or Administrator and/or Adviser to each since 2004; Founder and Chairman Emeritus of each fund in the Aquila Group of Funds; previously Chairman and a Trustee of each fund in the Aquila Group of Funds since its establishment until 2004 or 2005; Director of the Distributor since 1981 and formerly Vice President or Secretary, 1981-1998; Director or trustee, Premier VIT, 1994-2009; Director or trustee of Oppenheimer Quest Value Funds Group, Oppenheimer Small Cap Value Fund, Oppenheimer Midcap Fund, 1987-2009, and Oppenheimer Rochester Group of Funds, 1995-2009; Trustee Emeritus, Brown University and the Hopkins School; active in university, school and charitable organizations.

Officers

Charles E. Childs, III New York, NY (04/01/57)	Executive Vice President since 2006 and Secretary since 2011
Executive Vice President of all funds in the Aquila Group of Funds and the Manager and the Manager’s parent since 2003; Chief Operating Officer of the Manager and the Manager’s parent since 2008; Secretary of all funds in the Aquila Group of Funds since 2011; formerly Senior Vice President, corporate development, Vice President, Assistant Vice President and Associate of the Manager’s parent since 1987; Senior Vice President, Vice President or Assistant Vice President of the Aquila money-market Funds, 1988-2003.

Marie E. Aro Denver, CO (02/10/55)	Senior Vice President since 2006
Co-President of the Distributor since 2010, Vice President, 1993-1997; Senior Vice President, Aquila Three Peaks Opportunity Growth Fund since 2004; Senior Vice President, Tax-Free Trust of Arizona since 2010 and Vice President, 2004-2010; Senior Vice President, Aquila Three Peaks High Income Fund since 2006; Senior Vice President, Churchill Tax-Free Fund of Kentucky, Hawaiian Tax-Free Trust, Narragansett Insured Tax-Free Income Fund, Tax-Free Fund of Colorado, Tax-Free Fund For Utah and Tax-Free Trust of Oregon since 2010; Vice President, INVESCO Funds Group, 1998-2003.

Paul G. O’Brien Charlotte, NC (11/28/59)	Senior Vice President since 2010
Co-President, Aquila Distributors, Inc. since 2010, Managing Director, 2009-2010; Senior Vice President of Aquila Three Peaks High Income Fund, Aquila Three Peaks Opportunity Growth Fund, and each of the Aquila Municipal Bond Funds since 2010; held various positions to Senior Vice President and Chief Administrative Officer of Evergreen Investments Services, Inc., 1997-2008; Mergers and Acquisitions Coordinator for Wachovia Corporation, 1994-1997.

Positions
Held with
Name,	Fund and
Address(2)	Length of
and Date of Birth	Service(3)	Principal Occupation(s) During Past 5 Years

Robert S. Driessen New York, NY (10/12/47)	Chief Compliance Officer since 2009
Chief Compliance Officer of each fund in the Aquila Group of Funds, the Manager and the Distributor since 2009; Vice President, Chief Compliance Officer, Curian Capital, LLC, 2004-2008; Vice President, Chief Compliance Officer, Phoenix Investment Partners, Ltd., 1999- 2004; Vice President, Risk Liaison, Corporate Compliance, Bank of America, 1996-1999; Vice President, Securities Compliance, Prudential Insurance Company of America, 1993-1996; various positions to Branch Chief, U.S. Securities and Exchange Commission, 1972-1993.

Joseph P. DiMaggio New York, NY (11/06/56)	Chief Financial Officer and Treasurer since 2006	Chief Financial Officer of each fund in the Aquila Group of Funds since 2003 and Treasurer since 2000.

Yolonda S. Reynolds New York, NY (04/23/60)	Assistant Treasurer since 2010	Assistant Treasurer of each fund in the Aquila Group of Funds since 2010; Director of Fund Accounting for the Aquila Group of Funds since 2007; Investment Accountant, TIAA-CREF, 2007; Senior Fund Accountant, JP Morgan Chase, 2003-2006.

Lori A. Vindigni New York, NY (11/02/66)	Assistant Treasurer since 2006	Assistant Treasurer of each fund in the Aquila Group of Funds since 2000; Assistant Vice President of the Manager or its predecessor and current parent since 1998; Fund Accountant for the Aquila Group of Funds, 1995-1998.
_____________________
(1) The Fund’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.

(2) The mailing address of each Trustee and officer is c/o Aquila Three Peaks High Income Fund, 380 Madison Avenue, Suite 2300, New York, NY 10017.

(3) Because the Fund does not hold annual meetings, each Trustee holds office for an indeterminate term. The term of office of each officer is one year.

(4) Includes certain Aquila-sponsored funds that are dormant and have no public shareholders.

(5) Ms. Herrmann is an interested person of the Fund as an officer of the Fund, as a director, officer and shareholder of the Manager’s corporate parent, as an officer and Manager of the Manager, and as a shareholder and director of the Distributor. Ms. Herrmann is the daughter of Lacy B. Herrmann, the Founder and Chairman Emeritus of the Fund.

(6) The “Aquila Group of Funds” includes: Tax-Free Trust of Arizona, Tax-Free Fund of Colorado, Hawaiian Tax-Free Trust, Churchill Tax-Free Fund of Kentucky, Tax-Free Trust of Oregon, Narragansett Insured Tax-Free Income Fund (Rhode Island) and Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund and are called the “Aquila Municipal Bond Funds”; Aquila Three Peaks Opportunity Growth Fund, which is an equity fund; and Aquila Three Peaks High Income Fund, which is a high-income corporate bond fund.

(7) The Chairman Emeritus may attend Board meetings but has no voting power.

Additional Information (unaudited)

Renewal of the Advisory and Administration Agreement and the Sub-Advisory Agreement

     Aquila Investment Management LLC (the “Manager”) serves as the investment adviser to the Fund pursuant to an Advisory and Administration Agreement (the “Advisory Agreement”). The Manager has retained Three Peaks Capital Management, LLC (the “Sub-Adviser”) to serve as the sub-adviser to the Fund pursuant to a Sub-Advisory Agreement between the Manager and the Sub-Adviser (the “Sub-Advisory Agreement”). In order for the Manager and the Sub-Adviser to continue to serve in their respective roles, the Trustees of the Fund must determine annually whether to renew the Advisory Agreement and the Sub-Advisory Agreement for the Fund.

     Contract renewal materials were provided to the Trustees in August, 2011. In addition, the Trustees took into account the information related to the Fund provided to the Trustees at each regularly scheduled meeting. The Trustees considered the Advisory Agreement and the Sub-Advisory Agreement separately as well as in conjunction with each other to determine their combined effects on the Fund.

     At a meeting held in September, 2011, based on their evaluation of the information provided by the Manager and the Sub-Adviser, the Trustees of the Fund, including the independent Trustees voting separately, unanimously approved the renewal of each of the Advisory Agreement and the Sub-Advisory Agreement until September 30, 2012. In considering the renewal of the Advisory Agreement and the Sub-Advisory Agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the Advisory Agreement or the Sub-Advisory Agreement.

The nature, extent, and quality of the services provided by the Manager and the Sub-Adviser.

     The Trustees considered the nature, extent and quality of the services that had been provided by the Manager and the Sub-Adviser to the Fund, taking into account the investment objectives and strategies of the Fund. The Trustees reviewed the terms of the Advisory Agreement and the Sub-Advisory Agreement.

     The Manager has provided all administrative services to the Fund. The Trustees considered that the Manager supervised and monitored the performance of the Fund’s service providers (including the Sub-Adviser) and provided the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations.

     The Manager has retained the Sub-Adviser to provide investment management of the Fund’s portfolio. The Trustees reviewed the Sub-Adviser’s investment approach for the Fund. The Trustees considered the personnel of the Sub-Adviser who provide investment management services to the Fund. The Trustees noted the extensive experience of the Sub-Adviser’s co-portfolio managers, Mssrs. Sandy Rufenacht and Brent Olson. Since inception of the Fund, the Trustees have received detailed presentations by representatives of the Sub-Adviser covering its research and investment process. Mr. Rufenacht and Mr. Olson have also been available and have met with the brokerage and financial planner community and with investors and prospective investors to provide them with information generally about the Fund’s portfolio, with which to assess the Fund as an investment vehicle in light of prevailing interest rates and economic conditions.

     The Trustees considered that the Manager and the Sub-Adviser had provided all administrative and advisory services to the Fund that the Trustees deemed necessary or appropriate, including the specific services that the Trustees have determined are required for the Fund, given that it seeks to provide shareholders with high current income as well as capital appreciation.

     Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by the Manager and the Sub-Adviser to the Fund were satisfactory and consistent with the terms of the Advisory Agreement and Sub-Advisory Agreement, as applicable.

The investment performance of the Fund, the Manager and the Sub-Adviser.

     The Trustees reviewed each aspect of the Fund’s performance and compared its performance with that of its peer group and its benchmark index, the Barclays Capital U.S. Corporate High-Yield Bond Index. The Trustees considered that the Fund’s performance lagged that of its benchmark and peer group over certain periods, although the Fund’s performance compared favorably to that of its peer group and its benchmark index year to date (through August 9, 2011). The Trustees noted that, unlike the Fund’s returns, the performance of the benchmark index did not reflect any fees, expenses or sales charges. Additionally, the Trustees noted that they had discussed with the Manager and the Sub-Adviser that the Fund had performed in a manner consistent with the investment strategy of the Sub-Adviser, which was anticipated to produce performance results different from the benchmark indices as a result of under weighting certain investments that the Sub-Adviser deems to be outside of the Fund’s risk tolerance.

     The Trustees concluded that the performance of the Fund was satisfactory in light of market conditions and its emphasis on minimizing volatility. Evaluation of this factor indicated to the Trustees that renewal of the Advisory Agreement and Sub-Advisory Agreement would be appropriate.

The costs of the services to be provided and profits to be realized by the Manager and the Sub-Adviser and their affiliates from their relationships with the Fund.

     The information provided by the Manager in connection with renewal contained advisory fee and expense data for the Fund and its peer group. The Trustees considered that the Manager, not the Fund, paid the Sub-Adviser pursuant to the Sub-Advisory Agreement. The Trustees evaluated both the fee under the Sub-Advisory Agreement and the portion of the fee under the Advisory Agreement retained by the Manager. The materials also showed the profitability to the Manager and the Sub-Adviser of their services to the Fund, as well as the profitability to Aquila Distributors, Inc. (the “Distributor”) of distribution services provided to the Fund.

     The Trustees noted that a significant portion of the advisory fee had been waived by the Manager and, in turn, the Sub-Adviser had waived a significant portion of its fees during the initial years of operation. Additionally, it was noted that the Manager had reimbursed Fund expenses during the Fund’s initial operations through a contractual undertaking. The Manager had indicated that it is prepared to waive fees and subsidize expenses as necessary in order that the Fund remains competitive.

     The Trustees compared the advisory fee and expense data for the Fund to similar data with respect to a peer group of funds that they found to be relevant. The Trustees concluded that the advisory fee and expenses of the Fund were similar to and were reasonable as compared to those advisory fees and expenses being paid by other funds in the peer group and also that the advisory and sub-advisory fees were reasonable in relation to the nature and quality of the services provided to the Fund by the Manager and the Sub-Adviser.

     The Trustees considered information provided by the Manager regarding the profitability of the Manager with respect to the services provided by the Manager to the Fund, including the methodology used by the Manager in allocating certain of its costs to the services provided to the Fund. The Trustees noted that the Distributor did not derive profits from its relationship with the Fund. The Trustees concluded that profitability to the Manager with respect to advisory services provided to the Fund did not argue against approval of the fees to be paid under the Advisory Agreement.

     The Trustees also considered information provided by the Sub-Adviser regarding the profitability of the Sub-Adviser with respect to the sub-advisory services provided by the Sub-Adviser to the Fund. The Trustees concluded that the profitability of the Sub-Adviser with respect to sub-advisory services provided to the Fund did not argue against approval of the fees to be paid under the Sub-Advisory Agreement.

The extent to which economies of scale would be realized as the Fund grows.

     The Trustees noted that both the Manager and Sub-Adviser had waived a portion of their respective fees during the initial years of operation. The Manager had additionally reimbursed Fund expenses and indicated that it is prepared to waive fees and subsidize expenses as necessary in order that the Fund remains competitive. It was noted that the Sub-Advisory Agreement contains breakpoints. Evaluation of this factor indicated to the Trustees that the Advisory Agreement and Sub-Advisory Agreement should be renewed without any changes at this time.

Benefits derived or to be derived by the Manager and the Sub-Adviser and their affiliates from their relationships with the Fund.

     The Trustees observed that, as is generally true of most fund complexes, the Manager and Sub-Adviser and their affiliates, by providing services to a number of funds or other investment clients including the Fund, were able to spread costs as they would otherwise be unable to do. The Trustees noted that while that could produce efficiencies and increased profitability for the Manager and Sub-Adviser and their affiliates, it also makes their services available to the Fund at favorable levels of quality and cost which are more advantageous to the Fund than would otherwise have been possible.

Analysis of Expenses (unaudited)

     As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end sales charges with respect to Class A shares or contingent deferred sales charges (“CDSC”) with respect to Class C shares; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. The tables below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     The tables below are based on an investment of $1,000 invested on July 1, 2011 and held for the six months ended December 31, 2011.

Actual Expenses

     This table provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Six months ended December 31, 2011

	Actual
	Total Return	Beginning	Ending	Expenses
	Without	Account	Account	Paid During
	Sales Charges(1)	Value	Value	the Period(2)
Class A	2.14%	$1,000.00	$1,021.40	$5.60
Class C	1.73%	$1,000.00	$1,017.30	$9.66
Class I	2.04%	$1,000.00	$1,020.40	$5.50
Class Y	2.24%	$1,000.00	$1,022.40	$4.59

(1)
Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year.

(2)
Expenses are equal to the annualized expense ratio of 1.10%, 1.90%, 1.08% and 0.90% for the Fund’s Class A, C, I and Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Analysis of Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

     The table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of other mutual funds.

     Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs with respect to Class A shares. The example does not reflect the deduction of contingent deferred sales charges (“CDSC”) with respect to Class C shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transaction costs were included, your costs would have been higher.

Six months ended December 31, 2011

	Hypothetical
	Annualized	Beginning	Ending	Expenses
	Total	Account	Account	Paid During
	Return	Value	Value	the Period(1)
Class A	5.00%	$1,000.00	$1,019.66	$5.60
Class C	5.00%	$1,000.00	$1,015.63	$9.65
Class I	5.00%	$1,000.00	$1,019.76	$5.50
Class Y	5.00%	$1,000.00	$1,020.67	$4.58

(1)
Expenses are equal to the annualized expense ratio of 1.10%, 1.90%, 1.08% and 0.90% for the Fund’s Class A, C, I and Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Information Available (unaudited)

     Much of the information that the funds in the Aquila Group of Funds produce is automatically sent to you and all other shareholders. Specifically, you are routinely sent your Fund’s entire list of portfolio securities twice a year in the semi-annual and annual reports you receive. Additionally, under Fund policies, the Manager publicly discloses the complete schedule of the Fund’s portfolio holdings, as of each calendar quarter, generally by the 15th day after the end of each calendar quarter. Such information remains accessible until the next schedule is made publicly available. You may obtain a copy of the Fund’s portfolio holdings schedule for the most recently completed period by visiting the Fund’s website at www.aquilafunds.com. The Fund may also disclose other portfolio holdings as of a specified date (currently the Fund discloses its five largest holdings by value as of the close of the last business day of each calendar month in a posting to its website on approximately the 5th business day following the month end). This information remains on the website until the next such posting. Whenever you wish to see a listing of your Fund’s portfolio other than in your shareholder reports, please check our website at www.aquilafunds.com or call us at 1-800-437-1020.

     The Fund additionally files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available free of charge on the SEC website at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. or by calling 1-800-SEC-0330.

Proxy Voting Record (unaudited)

     The Fund does not invest in equity securities. Accordingly, there were no matters relating to a portfolio security considered at any shareholder meeting held during the 12 months ended June 30, 2011 with respect to which the Fund was entitled to vote. Applicable regulations require us to inform you that the foregoing proxy voting information is available on the SEC website at www.sec.gov.

Federal Tax Status of Distributions (unaudited)

     This information is presented in order to comply with a requirement of the Internal Revenue Code and no current action on the part of shareholders is required.

     For the calendar year ended December 31, 2011, 87.39% of the dividends and distributions paid by Aquila Three Peaks High Income Fund during calendar year 2011 are taxable as ordinary dividend income and 12.61% are taxable as long-term capital gain.

     Prior to February 15, 2012, shareholders will be mailed the appropriate tax form(s) which will contain information on the status of distributions paid for the 2011 calendar year.

PRIVACY NOTICE (unaudited)

Aquila Three Peaks High Income Fund

Our Privacy Policy. In providing services to you as an individual who owns or is considering investing in shares of the Fund, we collect certain non-public personal information about you. Our policy is to keep this information strictly safeguarded and confidential, and to use or disclose it only as necessary to provide services to you or as otherwise permitted by law. Our privacy policy applies equally to former shareholders and persons who inquire about the Fund.

Information We Collect. ”Non-public personal information” is personally identifiable financial information about you as an individual or your family. The kinds of non-public personal information we have about you may include the information you provide us on your share purchase application or in telephone calls or correspondence with us, and information about your fund transactions and holdings, how you voted your shares and the account where your shares are held.

Information We Disclose. We disclose non-public personal information about you to companies that provide necessary services to us, such as the Fund’s transfer agent, distributor, investment adviser or sub-adviser, if any, as permitted or required by law, or as authorized by you. Any other use is strictly prohibited. We do not sell information about you or any of our fund shareholders to anyone.

Non-California Residents: We also may disclose some of this information to another fund in the Aquila Group of Funds (or its service providers) under joint marketing agreements that permit the funds to use the information only to provide you with information about other funds in the Aquila Group of Funds or new services we are offering that may be of interest to you.

California Residents Only: In addition, unless you “opt-out” of the following disclosures using the form that was mailed to you under separate cover, we may disclose some of this information to another fund in the Aquila Group of Funds (or its sevice providers) under joint marketing agreements that permit the funds to use the information only to provide you with information about other funds in the Aquila Group of Funds or new services we are offering that may be of interest to you.

How We Safeguard Your Information. We restrict access to non-public personal information about you to only those persons who need it to provide services to you or who are permitted by law to receive it. We maintain physical, electronic and procedural safeguards to protect the confidentiality of all non-public personal information we have about you.

If you have any questions regarding our Privacy Policy, please contact us at 1-800-437-1020.

Aquila Distributors, Inc.
Aquila Investment Management LLC

This Privacy Policy also has been adopted by Aquila Distributors, Inc. and Aquila Investment Management LLC and applies to all non-public information about you that each of these companies may obtain in connection with services provided to the Fund or to you as a shareholder of the Fund.

Founders
Lacy B. Herrmann, Chairman Emeritus
Aquila Management Corporation

Manager
AQUILA INVESTMENT MANAGEMENT LLC
380 Madison Avenue, Suite 2300
New York, New York 10017

Investment Sub-Adviser
THREE PEAKS CAPITAL MANAGEMENT, LLC
3750 Dacoro Lane, Suite 100
Castle Rock, Colorado 80109

Board of Trustees
Diana P. Herrmann, Chair
Glenn P. O’Flaherty, Lead Independent Trustee
John M. Burlingame
Theodore T. Mason
Russell K. Okata
John J. Partridge

Officers
Diana P. Herrmann, President
Charles E. Childs, III, Executive Vice President and Secretary
Marie E. Aro, Senior Vice President
Paul G. O’Brien, Senior Vice President
Robert S. Driessen, Chief Compliance Officer
Joseph P. DiMaggio, Chief Financial Officer and Treasurer

Distributor
AQUILA DISTRIBUTORS, INC.
380 Madison Avenue, Suite 2300
New York, New York 10017

Transfer and Shareholder Servicing Agent
BNY MELLON
4400 Computer Drive
Westborough, Massachusetts 01581

Custodian
JPMORGAN CHASE BANK, N.A.
1111 Polaris Parkway
Columbus, Ohio 43240

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400
Phildadelphia, Pennsylvania 19103

Further information is contained in the Prospectus,
which must precede or accompany this report.

ITEM 2.	CODE OF ETHICS.

(a) As of December 31, 2011 (the end of the reporting period) the Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer(s)and principal financial officer(s) and persons performing similar functions ("Covered Officers") as defined in the Aquila Group of Funds Code of Ethics for Principal Executive and Senior Financial Officers under Section 406 of the Sarbanes-Oxley Act of 2002;

(f)(1) Pursuant to Item 10(a)(1), a copy of the Registrant's Code of Ethics that applies to the Registrant's principal executive officer(s) and principal financial officer(s) and persons performing similar functions is included as an exhibit to its annual report on this Form N-CSR;

(f)(2)  The text of the Registrant's Code of Ethics that applies to the Registrant's principal executive officer(s) and principal financial officer(s) and persons performing similar functions has been posted on its Internet website which can be found at the Registrant's Internet address at www.aquilafunds.com.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)(i) The Registrant's Board of Trustees has determined that Mr. Glenn O'Flaherty, a member of its Audit Committee, is an audit committee financial expert.  Mr. O'Flaherty is 'independent' as such term is defined in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees - The aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements were $18,000 in 2010 and $19,400 in 2011.

b) Audit Related Fees - There were no amounts billed for audit-related fees over the past two years.

c)  Tax Fees - The Registrant was billed by the principal accountant $3,000 and $3,100 in 2010 and 2011, respectively, for return preparation and tax compliance.

d)  All Other Fees - There were no additional fees paid for audit and non-audit services other than those disclosed in a) thorough c) above.

e)(1)  Currently, the audit committee of the Registrant pre-approves audit services and fees on an engagement-by-engagement basis

e)(2)  None of the services described in b) through d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, all were pre-approved on an engagement-by-engagement basis.

f)  No applicable.

g) There were no non-audit services fees billed by the Registrant's accountant to the Registrant's investment adviser or distributor over the past two years

h)  Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included in Item 1 above

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FORCLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENTCOMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Board of Trustees of the Registrant has adopted a Nominating Committee Charter which provides that the Nominating Committee (the 'Committee') may consider and evaluate nominee candidates properly submitted by shareholders if a vacancy among the Independent Trustees of the Registrant occurs and if, based on the Board's then current size, composition and structure, the Committee determines that the vacancy should be filled.  The Committee will consider candidates submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources.  A copy of the qualifications and procedures that must be met or followed by shareholders to properly submit a nominee candidate to the Committee may be obtained by submitting a request in writing to the Secretary of the Registrant.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)  Based on their evaluation of the Registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing of this report, the Registrant's chief financial and executive officers have concluded that the disclosure controls and procedures of the registrant are appropriately designed to ensure that information required to be disclosed in the Registrant's reports that are filed under the Securities Exchange Act of 1934 are accumulated and communicated to Registrant's management, including its principal executive officer(s) and principal financial officer(s), to allow timely decisions regarding required disclosure and is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the Securities and Exchange Commission.

(b)  There have been no significant changes in Registrant's internal controls or in other factors that could significantly affect Registrant's internal controls subsequent to the date of the most recent evaluation, including no significant deficiencies or material weaknesses that required corrective action.

ITEM 12.	EXHIBITS.

(a)(1) Aquila Group of Funds Code of Ethics for Principal Executive and Senior Financial Officers under Section 406 of the Sarbanes-Oxley Act of 2002, as amended.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AQUILA THREE PEAKS HIGH INCOME FUND

By:	/s/ Diana P. Herrmann
Diana P. Herrmann Trustee, Chair and President March 7, 2012

By:	/s/ Joseph P. DiMaggio
Chief Financial Officer and Treasurer March 7, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Diana P. Herrmann
Diana P. Herrmann Trustee, Chair and President March 7, 2012

By:	/s/ Joseph P. DiMaggio
Joseph P. DiMaggio Chief Financial Officer and Treasurer March 7, 2012

AQUILA THREE PEAKS HIGH INCOME FUND

EXHIBIT INDEX

(a)(1) Aquila Group of Funds Code of Ethics for Principal Executive and Senior Financial Officers under Section 406 of the Sarbanes-Oxley Act of 2002, as amended.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940.